UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  April 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-1 Home Equity Mortgage Pass-Through Certificates, Series 2005-1

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-05               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation, as servicer.

       On April 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on April 25, 2005 is filed as
               Exhibit 99.1 hereto.

Home Equity  Mortgage Trust  Series  2005-1
Home Equity Mortgage Pass-Through Certificates, Series 2005-1
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A., not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein

                            By:   /s/  Annette Marsula
                                  ---------------------------------------
                                  Annette Marsula
                                  Vice President
Date: April 26, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on April 25, 2005


                    Home Equity Mortgage Trust Series 2005-1
         Home Equity Mortgage Pass-Through Certificates, Series 2005-1

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        433,100,000.00    423,918,771.17   17,144,230.29     1,113,375.55   18,257,605.84    0.00      0.00      406,774,540.88
AR                100.00              0.00            0.00             0.00            0.00    0.00      0.00                0.00
ARL               100.00              0.00            0.00             0.00            0.00    0.00      0.00                0.00
M1         32,330,000.00     32,330,000.00            0.00        91,871.08       91,871.08    0.00      0.00       32,330,000.00
M2         29,900,000.00     29,900,000.00            0.00        85,480.78       85,480.78    0.00      0.00       29,900,000.00
M3         19,200,000.00     19,200,000.00            0.00        55,386.67       55,386.67    0.00      0.00       19,200,000.00
M4         20,130,000.00     20,130,000.00            0.00        88,320.38       88,320.38    0.00      0.00       20,130,000.00
M5         13,420,000.00     13,420,000.00            0.00        59,059.18       59,059.18    0.00      0.00       13,420,000.00
M6         12,510,000.00     12,510,000.00            0.00        55,909.28       55,909.28    0.00      0.00       12,510,000.00
M7         11,590,000.00     11,590,000.00            0.00        55,052.50       55,052.50    0.00      0.00       11,590,000.00
M8         10,980,000.00     10,980,000.00            0.00        52,987.65       52,987.65    0.00      0.00       10,980,000.00
M9          9,450,000.00      9,450,000.00            0.00        49,462.88       49,462.88    0.00      0.00        9,450,000.00
B1          8,850,000.00      8,850,000.00            0.00        51,625.00       51,625.00    0.00      0.00        8,850,000.00
B2          8,540,000.00      8,540,000.00            0.00        49,816.67       49,816.67    0.00      0.00        8,540,000.00
P                 100.00            100.00            0.00       126,714.04      126,714.04    0.00      0.00              100.00
TOTALS    610,000,300.00    600,818,871.17   17,144,230.29     1,935,061.66   19,079,291.95    0.00      0.00      583,674,640.88

X1        610,000,000.00    600,818,771.17            0.00             0.00            0.00    0.00      0.00      586,340,881.63
X2                  0.00              0.00            0.00             0.00            0.00    0.00      0.00                0.00
XS        531,330,910.76    522,149,481.93            0.00        87,024.91       87,024.91    0.00      0.00      507,671,592.39
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458CP1       978.80113408    39.58492332       2.57071242    42.15563574          939.21621076      A1     3.050000 %
AR      225458CQ9         0.00000000     0.00000000       0.00000000     0.00000000            0.00000000      AR     8.634050 %
ARL     225458CR7         0.00000000     0.00000000       0.00000000     0.00000000            0.00000000      ARL    8.634050 %
M1      225458CS5     1,000.00000000     0.00000000       2.84166656     2.84166656        1,000.00000000      M1     3.300000 %
M2      225458CT3     1,000.00000000     0.00000000       2.85888896     2.85888896        1,000.00000000      M2     3.320000 %
M3      225458CU0     1,000.00000000     0.00000000       2.88472240     2.88472240        1,000.00000000      M3     3.350000 %
M4      225458CV8     1,000.00000000     0.00000000       4.38750025     4.38750025        1,000.00000000      M4     5.265000 %
M5      225458CW6     1,000.00000000     0.00000000       4.40083308     4.40083308        1,000.00000000      M5     5.281000 %
M6      225458CX4     1,000.00000000     0.00000000       4.46916707     4.46916707        1,000.00000000      M6     5.363000 %
M7      225458CY2     1,000.00000000     0.00000000       4.75000000     4.75000000        1,000.00000000      M7     5.700000 %
M8      225458CZ9     1,000.00000000     0.00000000       4.82583333     4.82583333        1,000.00000000      M8     5.791000 %
M9      225458DA3     1,000.00000000     0.00000000       5.23416720     5.23416720        1,000.00000000      M9     6.281000 %
B1      225458DB1     1,000.00000000     0.00000000       5.83333333     5.83333333        1,000.00000000      B1     7.000000 %
B2      225458DC9     1,000.00000000     0.00000000       5.83333372     5.83333372        1,000.00000000      B2     7.000000 %
P       225458DD7     1,000.00000000     0.00000000             ####            ###        1,000.00000000      P      8.634050 %
TOTALS                  984.94848473    28.10528174       3.17223067    31.27751240          956.84320300

X1      225458DE5       984.94880520     0.00000000       0.00000000     0.00000000          961.21456005      X1     0.000000 %
XS      225458DG0       982.71994224     0.00000000       0.16378665     0.16378665          955.47159427      XS     0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)           Principal Remittance Amount                                                            14,477,889.54

                          Scheduled Principal Payments                                                              353,671.36

                          Principal Prepayments                                                                  13,793,219.33

                          Curtailments                                                                              329,572.54

                          Cutailment Interest Adjustments                                                             1,426.31

                          Repurchase Principal                                                                            0.00

                          Substitution Amounts                                                                            0.00

                          Net Liquidation Proceeds                                                                        0.00

                          Other Principal Adjustments                                                                     0.00

                          Gross Interest                                                                          4,465,989.33

                          Recoveries from Prior Loss Determinations                                                       0.00

                          Reimbursements of Non-Recoverable Advances Previously Made                                      0.00

                          Recovery of Reimbursements Previously Deemed Non-Recoverable                                    0.00

Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected                         59

                          Balance of Loans with Respect to which Prepayment Penalties were Collected              3,150,431.77

                          Amount of Prepayment Penalties Collected                                                  126,713.32

Sec. 4.06(a)(iv)          Beginning Number of Loans Outstanding                                                         11,112

                          Beginning Aggregate Loan Balance                                                      522,149,481.93

                          Ending Number of Loans Outstanding                                                            10,850

                          Ending Aggregate Loan Balance                                                         507,671,592.39

Sec. 4.06(a)(v)           Servicing Fees (Including Credit Risk Manager Fee)                                        138,721.16

                          Trustee Fees                                                                                4,351.25

Sec. 4.06(a)(vii)         Current Advances                                                                                 N/A

                          Aggregate Advances                                                                               N/A

Section 4.06(a)(viii)     Delinquent Mortgage Loans
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        81             3,741,494.88                  0.74 %
                                                2 Month                        37             1,774,138.86                  0.35 %
                                                3 Month                        17               730,151.04                  0.14 %
                                                 Total                        135             6,245,784.78                  1.23 %
                                                 Group Totals
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        81             3,741,494.88                  0.74 %
                                                2 Month                        37             1,774,138.86                  0.35 %
                                                3 Month                        17               730,151.04                  0.14 %
                                                 Total                        135             6,245,784.78                  1.23 %
                          * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          13              610,811.19                  0.12 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          13              610,811.19                  0.12 %
                                                * Only Current Bankruptcies are reflected in the table above.

                          Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Section 4.06(a)(xi)       REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Section 4.06(a)(xii)      Current Realized Losses                                                                            0.00

                          Cumulative Realized Losses - Reduced by Recoveries                                                 0.00
Prefunding                Beginning Balance                                                                         78,669,389.24
Account                   Subsequent Transfer Amount                                                                         0.00
                          Ending Balance Prefunding Account                                                         78,669,389.24

Capitalized               Beginning Balance                                                                            533,249.37
Interest Account          Capitalized Interest Requirement                                                             238,797.06
                          Ending Balance                                                                               294,452.31

Trigger Event             Trigger Event Occurrence (Effective March 2008)                                                      NO
                          (Is Rolling 3 Month Delinquency Rate > 14% of Sr. Enhancement%?)
                          Rolling 3 Month Delinquency Rate                                                              0.29337 %
                          Sr. Enhancement Percentage x 14%                                                              4.22382 %
                                                OR
                          (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                          Cumulative Loss % of Original Aggregate Collateral Balance                                       0.00 %
                          Cumulative Loss Limit                                                                            0.00 %

O/C Reporting             Targeted Overcollateralization Amount                                                     25,925,012.75
                          Ending Overcollateralization Amount                                                        2,666,340.75
                          Ending Overcollateralization Deficiency                                                   23,258,672.00
                          Overcollateralization Release Amount                                                               0.00
                          Monthly Excess Interest                                                                    2,666,340.75
                          Payment to Class X-1                                                                               0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
